                                                                Exhibit 10.1

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated July
31, 2002, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower who are parties to the Credit Agreement, as hereinafter defined (the "Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), AMSOUTH BANK,
an Alabama state bank, individually and as administrative agent for the Lenders
(in such capacity, the "Administrative Agent"), and BANK ONE, KENTUCKY, NA,
individually and as co-agent for the Lenders (in such capacity, the "Co-Agent").

                                    RECITALS:

     1. Pursuant to a Credit Agreement dated as of July 20, 2001, among the
Borrower, the Guarantors, the Administrative Agent, the Lenders and the
Co-Agent, as amended by that certain Amendment No. 1 to Credit Agreement dated
October 4, 2001, and that certain Amendment No. 2 to Credit Agreement dated July
12, 2002 (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make Loans, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

     2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.

                                   AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Subsection 1.1 of the Agreement is hereby amended by amending the definition of "Revolving Commitment Period Expiration Date" to
provide as follows:

          "Revolving Commitment Period Expiration Date" shall mean July 25,
     2004.

     2. Extension Fee. Upon execution of this Amendment, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders in proportion to their respective Percentages, an extension fee in the amount of $25,000.00.

     3. Effectiveness. This Amendment shall be effective only upon execution and delivery by the Borrower, the Guarantors, the Administrative Agent and the
Lenders.

     4. Representations and Warranties of the Borrower and the Guarantors. As an
inducement to the Administrative Agent, the Co-Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Co-Agent and the Lenders that, on and as of the date hereof:

               (a) the representations and warranties contained in the Credit
          Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the
          Credit Agreement and the other Loan Documents, and

               (b) no Default or Event of Default has occurred and is
          continuing.

     5. Effect of Amendment; Continuing Effectiveness of Credit Agreement and
Loan Documents.

               (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Guarantors by the
          Administrative Agent, the Co-Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the
          Co-Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit
          Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan
          Documents.

               (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Except to the extent amended hereby, the Credit Agreement, the other Loan
          Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

     6. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to

which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

     7. Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and
     "including" shall be deemed to be followed by "without limitation"
     regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

                          [Signatures Begin Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                     BORROWER:

                                     NN, INC.,
                                     a Delaware corporation

                                     By: /s/ William C. Kelly, Jr.
                                         --------------------------------------
                                           Name: William C. Kelly, Jr.
                                           Title: Treasurer

                                     GUARANTORS:

                                     INDUSTRIAL MOLDING GP, LLC,
                                     a Delaware limited liability company

                                     By:  /s/ David L. Dyckman
                                        ---------------------------------------
                                           Name: David L. Dyckman
                                           Title: Manager

                                     INDUSTRIAL MOLDING LP, LLC,
                                     a Tennessee limited liability company

                                     By: /s/ William C. Kelly, Jr.
                                         --------------------------------------
                                           Name: William C. Kelly, Jr.
                                           Title: Treasurer/Manager

                        [Signatures Continued Next Page]

                                     INDUSTRIAL MOLDING GROUP, L.P.,
                                     a Tennessee limited partnership

                                     By:  Industrial Molding GP, LLC, a Delaware limited
                                          liability company, its general partner

                                     By:  /s/ David L. Dyckman
                                        ---------------------------------------
                                           Name: David L. Dyckman
                                           Title: Manager

                                     DELTA RUBBER COMPANY,
                                     a Connecticut corporation

                                     By:  /s/ David L. Dyckman
                                        ---------------------------------------
                                           Name: David L. Dyckman
                                           Title: Vice President

                                     LENDERS:

                                     AMSOUTH BANK, as a Lender and as
                                     Administrative Agent

                                     By: /s/ Robert T. Page
                                        ---------------------------------------
                                           Name: Robert T. Page
                                           Title: Vice President

                                     BANK ONE, KENTUCKY, NA, as a Lender and as
                                     Co-Agent

                                     By: /s/ Thelma B. Ferguson
                                        ---------------------------------------
                                           Name: Thelma B. Ferguson
                                           Title: First Vice President

                        [Signatures Continued Next Page]

                                     FIRSTAR BANK, N.A., as a Lender

                                     By: /s/ Russell S. Rogers
                                        ---------------------------------------
                                           Name: Russell S. Rogers
                                           Title: Vice President

                                    SUNTRUST BANK, as a Lender

                                     By: /s/ William E. Edwards III
                                        ---------------------------------------
                                           Name: William E. Edwards III
                                           Title: Group Vice President

                                     FIRST TENNESSEE BANK, NATIONAL
                                     ASSOCIATION, as a Lender

                                     By: /s/ Vincent K. Hickam
                                        ---------------------------------------
                                           Name: Vincent K. Hickam
                                           Title: Executive Vice President